                                   EXHIBIT 99



                                                                    NEWS RELEASE
Contact

Martha A. Buckley                       JoAnn P. Huston
Director, Corporate Communications      Manager, Investor Relations
610-722-3511                            610-722-3513




                    UNISOURCE REPORTS SECOND QUARTER RESULTS



     BERWYN, PENNSYLVANIA APRIL 28, 1998 -- Unisource Worldwide, Inc. (NYSE:UWW) reported today earnings per share of $.10 for its second fiscal quarter, which ended March 31, 1998. As anticipated, this performance was substantially below EPS of $.16 for the second quarter of fiscal 1997.

     Revenues for the quarter grew 8.9 percent to $1.9 billion, while operating income declined by 16.5 percent to $24.2 million. Net income was $6.7 million, a 36.6 percent decrease from the same quarter last year.

     "Revenues grew through a combination of pricing, volume and contributions from acquired companies," commented Ray B. Mundt, chairman and chief executive officer. "However, our bottom-line performance affirms our decision to significantly restructure this organization. Expenses excluding acquisitions remain stable, but declining gross trading margins continue to impact earnings. The restructuring we are planning will bring our expense to gross profit ratio into appropriate balance by the fourth quarter of fiscal 1999, through a combination of increased gross trading margins and decreased expenses," Mundt noted.
                                     -more-

     For the six months ended March 31, 1998, revenues increased approximately
8.5 percent to $3.7 billion. Operating income was $60.9 million, down 17.7 percent from the same period last year, while net income decreased 31.7 percent to $21 million. Basic earnings were $.31 per share and diluted earnings were $.30 per share, 32.6 and 33.3 percent, respectively, below earnings for the first six months of fiscal 1997. All six-month comparisons exclude special charges of $1.68 per share, related to the company's former IT initiative and the sale of its grocery business, taken in the first quarter of fiscal 1998. Including those charges, the company reported a loss of $1.37 per share for the six-month period.

     "The planning stage of our restructuring program continues to move forward," Mundt said. "We are already taking action on some of our closures and consolidations, although many of the larger facility decisions will depend on the findings of the Coopers & Lybrand study." The study referred to by Mundt is due to the company by the end of June. "We will have our restructuring plan in place by the end of July and will take the related charge in the second half of our fiscal year," Mundt noted.

     "We expect to begin to realize the benefits of our restructuring by the middle of fiscal 1999," Mundt stated, "and we remain committed to our $.20 per share quarterly dividend to shareholders."

     Unisource Worldwide, Inc. (http://www.unisourcelink.com), headquartered in Berwyn, Pennsylvania, is the largest marketer and distributor of paper products and supply systems in North America, with annual revenues in excess of $7 billion.

     Statements made in this press release with respect to the increase in gross trading margins, reduction of expenses, the development and implementation of the company's restructuring plan, the benefits realized from such restructuring, and the company's future performance are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements represent the company's

                                     -more-
 reasonable judgment with respect to future events and are subject to risks and uncertainties which could cause actual results or circumstances to differ materially. Such risks and uncertainties include delays or difficulties in developing and implementing the plan of restructuring and the effect of such plan on the company's future performance, as well as changes in pulp and paper prices and market conditions within the company's businesses. For further detail and information concerning such risks and uncertainties, please consult Part I, Item 1 of the company's annual report on Form 10-K for the fiscal year ended September 30, 1997, which is on file with the Securities and Exchange Commission.


                                     # # #

                           UNISOURCE WORLDWIDE, INC.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                   Three Months Ended March 31
                                     1998            1997        % Change

Revenues
Printing and imaging             $ 1,220,247     $ 1,127,175      8.3 %
Supply systems                       647,673         588,733     10.0
                                   1,867,920       1,715,908      8.9
Costs and Expenses
Cost of goods sold -
 printing and imaging             1,063,979         965,905      10.2
Cost of goods sold -
 supply systems                     490,887         458,024       7.2
Selling and administrative          288,880         263,040       9.8
-----------------------------------------------------------
                                  1,843,746       1,686,969
-----------------------------------------------------------
Income from Operations               24,174          28,939     (16.5)
Interest                             12,620          10,030
-----------------------------------------------------------
Income Before Income Taxes           11,554          18,909     (38.9)
Provision for Income Taxes            4,867           8,361
-----------------------------------------------------------
Net Income                       $    6,687      $   10,548     (36.6)
                                  =========       =========

Basic Earnings Per Share         $     0.10      $     0.16     (37.5)
                                  =========       =========
Diluted Earnings Per Share       $     0.10      $     0.16     (37.5)
                                  =========       =========

Basic Shares Outstanding             68,611          67,051
                                  =========       =========

Diluted Shares Outstanding           68,758          67,957
                                  =========       =========

Operations Analysis:
      Gross profit %, printing and     12.8%           14.3%
      Gross profit %, supply system    24.2%           22.2%
      Total gross profit %             16.8%           17.0%
      SG&A as a % of revenues          15.5%           15.3%
      SG&A as a % of gross profit      92.3%           90.1%
      Operating income % of revenue     1.3%            1.7%

                           UNISOURCE WORLDWIDE, INC.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                 Six Months Ended March 31
                                             1998           1997       % Change
Revenues
Printing and imaging                       $ 2,392,912    $ 2,224,737     7.6 %
Supply systems                               1,344,143      1,219,704    10.2
---------------------------------------------------------------------
                                             3,737,055      3,444,441     8.5
Costs and Expenses
Cost of goods sold - printing and imaging    2,082,626      1,901,733     9.5
Cost of goods sold - supply systems          1,018,373        950,625     7.1
Selling and administrative                     575,138        518,040    11.0
Special charge             (1)                168,000           -
---------------------------------------------------------------------
                                             3,844,137      3,370,398
---------------------------------------------------------------------
(Loss) Income from Operations                (107,082)        74,043
Interest                                       24,743         20,391
---------------------------------------------------------------------
(Loss) Income Before Income Taxes            (131,825)        53,652
(Benefit) Provision for Income Taxes  (2)     (37,899)        22,953
---------------------------------------------------------------------

Net (Loss) Income                          $  (93,926)    $   30,699
                                            =========      =========

Basic (Loss) Earnings Per Share    (3)     $    (1.37)    $     0.46
                                            =========      =========

Diluted (Loss) Earnings Per Share    (3)   $    (1.37)     $    0.45
                                            =========      =========

Basic Shares Outstanding                       68,578         67,022
                                            =========      =========

Diluted Shares Outstanding                     68,578 (4)     67,813
                                            =========      =========
Operations Analysis:
      Gross profit %, printing and imaging       13.0%          14.5%
      Gross profit %, supply systems             24.2%          22.1%
      Total gross profit %                       17.0%          17.2%
      SG&A as a % of revenues                    15.4%*         15.0%
      SG&A as a % of gross profit                90.4%*         87.5%
      Operating income % of revenues              1.6%*          2.1%

*     Excludes Special Charge.

(1) Represents write-off of capitalized development and related costs associated with NADS.

(2) Includes a $5.7 million tax charge related to non-deductible intangible assets associated with the sale of a significant portion of the Company's United States based Grocery Supply Systems business.

(3) The special charge in fiscal 1998 amounted to an after-tax loss of $109 million (($1.60) per share). The tax charge associated with the sale of the Grocery Supply Systems amounted to a loss of ($0.08) per share.

(4) Diluted shares outstanding are not adjusted for stock options due to the antidilutive effect on the loss per share.

This schedule presents the financial results of Unisource Worldwide, Inc. excluding a special charge in fiscal 1998 of $168 million, $109 million net of tax ($1.60 loss per share) related to the write-off of capitalized development and related costs associated with NADS and a tax charge of $5.7 million ($0.08 loss per share) associated with the sale of a significant portion of its U.S.- based Grocery Supply Systems business.

                           UNISOURCE WORLDWIDE, INC.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                Six Months Ended March 31
                                      ------------------------------------------
                                           1998              1997      % Change
                                      -------------      ------------ ----------
Revenues
Printing and imaging                  $ 2,392,912        $ 2,224,737    7.6 %
Supply systems                          1,344,143          1,219,704   10.2
---------------------------------------------------------------------
                                        3,737,055          3,444,441    8.5

Costs and Expenses
Cost of goods sold - printing and
  imaging                               2,082,626          1,901,733    9.5
Cost of goods sold - supply systems     1,018,373            950,625    7.1
Selling and administrative                575,138            518,040   11.0

---------------------------------------------------------------------
                                        3,676,137          3,370,398
---------------------------------------------------------------------
Income from Operations                     60,918             74,043  (17.7)
Interest                                   24,743             20,391
---------------------------------------------------------------------
Income Before Income Taxes                 36,175             53,652
Provision for Income Taxes                 15,194             22,953
---------------------------------------------------------------------
Net Income                            $    20,981        $    30,699  (31.7)
                                       ===========        ===========


Basic Earnings Per Share              $      0.31        $      0.46  (32.6)
                                       ===========        ===========
Diluted Earnings Per Share            $      0.30        $      0.45  (33.3)
                                       ===========        ===========

Basic Shares Outstanding                   68,578             67,022
                                       ===========        ===========
Diluted Shares Outstanding                 68,901             67,813
                                       ===========        ===========
Operations Analysis:
   Gross profit %, printing and imaging      13.0%              14.5%
   Gross profit %, supply systems            24.2%              22.1%
   Total gross profit %                      17.0%              17.2%
   SG&A as a % of revenues                   15.4%              15.0%
   SG&A as a % of gross profit               90.4%              87.5%
   Operating income % of revenues             1.6%               2.1%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

                           UNISOURCE WORLDWIDE, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                  (In thousands, except par values and shares)

                                                MARCH 31,        SEPTEMBER 30,
ASSETS                                            1998              1997
------                                          ---------        -------------
CURRENT ASSETS
   CASH                                          $   52,330       $   45,384
   ACCOUNTS RECEIVABLE, NET                         663,313          882,360
   INVENTORIES                                      483,962          495,330
   PREPAID EXPENSES AND DEFERRED TAXES               54,751           49,875
                                                 ----------       ----------
      TOTAL CURRENT ASSETS                        1,254,356        1,472,949
                                                 ----------       ----------
LONG-TERM RECEIVABLES                                 6,004            7,790

PROPERTY AND EQUIPMENT, AT COST                     442,625          434,762
   LESS ACCUMULATED DEPRECIATION                    200,658          188,336
                                                 ----------       ----------
                                                    241,967          246,426
                                                 ----------       ----------
GOODWILL                                            661,489          668,575
DEFERRED COSTS AND OTHER ASSETS                      30,012          163,092
                                                 ----------       ----------
                                                 $2,193,828       $2,558,832
                                                 ==========       ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
   CURRENT PORTION OF LONG-TERM DEBT             $    1,128       $      638
   NOTES PAYABLE                                     19,749          144,882
   TRADE ACCOUNTS PAYABLE                           466,180          498,503
   ACCRUED SALARIES, WAGES AND COMMISSIONS           27,328           33,906
   RESTRUCTURING COSTS                                5,884            8,172
   OTHER ACCRUED EXPENSES                            97,254          119,431
                                                 ----------       ----------
      TOTAL CURRENT LIABILITIES                     617,523          805,532
                                                 ----------       ----------

LONG-TERM DEBT OTHER LIABILITIES                    656,682          661,350
   DEFERRED TAXES                                    16,016           61,082
   RESTRUCTURING COSTS                                7,533            8,383
   OTHER LONG-TERM LIABILITIES                       39,165           38,100
                                                 ----------       ----------
                                                     62,714          107,565
                                                 ----------       ----------
SHAREHOLDERS' EQUITY
   COMMON STOCK, PAR VALUE $.001,
      AUTHORIZED - 250,000,000
      SHARES, ISSUED AND OUTSTANDING;
      3/31/98 - 69,132,689 SHARES;
      9/30/97 - 68,792,842 SHARES                        69               69
   ADDITIONAL PAID IN CAPITAL                       824,202          820,213
   UNEARNED COMPENSATION                             (8,927)          (5,845)
   RETAINED EARNINGS                                 78,275          199,828
   FOREIGN CURRENCY TRANSLATION ADJUSTMENTS         (36,706)         (29,320)
   COST OF COMMON SHARES IN TREASURY;
      3/31/98 - 268 SHARES;
      9/30/97 - 32,027 SHARES                            (4)            (560)
                                                 ----------       ----------
                                                    856,909          984,385
                                                 ----------       ----------
                                                 $2,193,828       $2,558,832
                                                 ==========       ==========

                          UNISOURCE  WORLDWIDE, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (in thousands)



                                                                     Three Months Ended March 31,
                                                                   -------------------------------
                                                                        1998              1997
                                                                   -------------------------------
Operating Activities
     Net income                                                     $      6,687    $       10,548
     Additions (deductions) to reconcile net income
            to net cash provided by operating activities:
            Depreciation                                                   9,024             7,741
            Amortization                                                   5,436             3,795
            Provision for losses on accounts receivable                    3,390             5,821
            Payments related to restructuring costs and special charge    (7,914)           (2,578)
            Changes in operating assets and liabilities, net
                 of effects from acquisitions:
                 Increase in accounts receivable                          (3,398)          (14,538)
                 Decrease in inventories                                  38,103            34,932
                 (Increase) decrease in prepaid expenses                  (2,695)            2,968
                 Increase in accounts payable and
                     accrued expenses                                     16,655             2,718
            Miscellaneous                                                  3,558            (1,264)
                                                                     -----------     --------------
Net cash provided by operating activities                                 68,846            50,143
                                                                     -----------     --------------

Investing Activities
     Proceeds from the sale of property and equipment                        347             2,184
     Cost of companies acquired, net of cash acquired                    (10,981)          (13,511)
     Expenditures for property and equipment                             (11,113)           (5,425)
     Collection of notes receivable                                            -             1,855
     Deferred cost expenditures                                             (510)           (7,975)
                                                                     -----------     --------------
Net cash used in investing activities                                    (22,257)          (22,872)
                                                                     -----------     --------------

Financing Activities
     Debt repayments                                                     (30,805)          (17,109)
     Proceeds (repayments) from credit facility borrowings, net            6,484            (2,890)
     Proceeds from IKON                                                        -               296
     Payment of dividends                                                (13,822)          (13,418)
     Other                                                                 1,643               -
                                                                     -----------     --------------
Net cash used in financing activities                                    (36,500)          (33,121)
                                                                     -----------     --------------

Net increase (decrease) in cash                                           10,089            (5,850)
Cash at beginning of period                                               42,241            14,596
                                                                     -----------     --------------
Cash at end of period                                               $     52,330    $        8,746
                                                                      ==========      =============

                           UNISOURCE WORLDWIDE, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                    SIX MONTHS ENDED MARCH 31,
                                                    --------------------------
                                                        1998             1997
                                                    --------------------------
OPERATING ACTIVITIES
 NET (LOSS) INCOME                                  $ (93,926)        $  30,699
 ADDITIONS (DEDUCTIONS) TO RECONCILE NET INCOME
    TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
       DEPRECIATION                                    17,634            15,081
       AMORTIZATION                                    10,951             8,196
       PROVISION FOR LOSSES ON ACCOUNTS RECEIVABLE      6,249             9,846
       SPECIAL CHARGE                                 168,000                 -
       DEFERRED TAX BENEFIT                           (45,500)                -
       LOSS ON DIVESTITURE                              5,700                 -
       PAYMENTS RELATED TO RESTRUCTURING
         COSTS AND SPECIAL CHARGE                      (9,632)           (8,431)
       CHANGES IN OPERATING ASSETS AND LIABILITIES, NET OF
          EFFECTS FROM ACQUISITIONS AND DIVESTITURES:
             SALE OF ACCOUNTS RECEIVABLE              150,000                 -
             OTHER CHANGES IN ACCOUNTS RECEIVABLE      48,325            29,031
             (INCREASE) DECREASE IN INVENTORIES       (16,264)            8,178
             (INCREASE) DECREASE IN PREPAID EXPENSES   (6,064)            4,928
             DECREASE IN ACCOUNTS PAYABLE AND
              ACCRUED EXPENSES                        (48,437)          (22,197)
       MISCELLANEOUS                                   (1,770)           (1,012)
                                                     --------          --------
NET CASH PROVIDED BY OPERATING ACTIVITIES             185,266             74,319
                                                     --------          --------
INVESTING ACTIVITIES
 COST OF COMPANIES ACQUIRED, NET OF CASH ACQUIRED     (46,079)          (16,766)
 PROCEEDS FROM DIVESTITURE                             48,126                 -
 PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT         939             5,814
 COLLECTION OF NOTES RECEIVABLE                             -            21,105
 EXPENDITURES FOR PROPERTY AND EQUIPMENT              (19,667)          (13,103)
 DEFERRED COST EXPENDITURES                           (11,673)          (25,645)
                                                     --------          --------
NET CASH USED IN INVESTING ACTIVITIES                 (28,354)          (28,595)
                                                     --------          --------

FINANCING ACTIVITIES
 PROCEEDS FROM BORROWING UNDER CREDIT FACILITY, NET    23,257           586,110
 DEBT REPAYMENTS                                     (147,059)          (38,748)
 REPAYMENTS TO IKON                                         -          (553,183)
 PAYMENT OF DIVIDENDS                                 (27,627)          (13,418)
 OTHER                                                  1,463                  -
                                                     --------          --------
NET CASH USED IN FINANCING ACTIVITIES                (149,966)          (19,239)
                                                     --------          --------
NET INCREASE IN CASH                                    6,946            26,485
CASH AT BEGINNING OF YEAR                              45,384            14,596
                                                     --------          --------
CASH AT END OF PERIOD                               $  52,330         $  41,081
                                                     ========          ========

SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.
                                      ###